March 11, 1996

                         SUPPLEMENT TO THE PROSPECTUS OF
                           PIONEER REAL ESTATE SHARES
                             dated January 18, 1996

         At a Special Meeting of Shareholders held on March 5, 1996, Boston Financial Securities, Inc. ("BFS") was approved by Shareholders as the Fund's subadviser with regard to the real estate industry. Pioneering Management Corporation ("PMC"), as the Fund's investment adviser, will act on the advice provided by BFS. The following information supplements the corresponding section of the Prospectus. Please consult the Prospectus for the full text of the section.

Management of the Fund

         BFS is an affiliate of the Boston Financial Group Limited Partnership, a Massachusetts limited partnership ("Boston Financial"), which together with a predecessor has extensive experience and expertise in placing, evaluating and providing advice on a variety of real estate related investments since 1969 for individuals, institutions and real estate professionals. Several other affiliates of BFS also provide a variety of financial, consulting and management services to real estate investors and developers. As one of the largest real estate asset managers in the U.S., Boston Financial oversees investment in over $5.5 billion of properties in 49 states. The company serves over 37,000 investors with equity contributions in excess of $1.7 billion in real estate investments. In its capacity as subadviser to the Fund, BFS (i) identifies and analyzes real estate industry companies, including real estate properties and other permissible investments for the Fund, (ii) analyzes market conditions affecting the real estate industry generally and specific geographical and securities markets in which the Fund may invest or is invested, (iii) continuously reviews and analyzes the investments in the Fund's portfolio and
(iv) furnishes advisory reports based on such analysis to PMC.

         Mr. Fred N. Pratt, Jr. has the ultimate responsibility for overseeing the provisions of subadvisory services to the Fund. Mr. Pratt is President and Chief Executive officer of Boston Financial, a Director of BFS and a Trustee of the Fund. Mr. Pratt has worked in the real estate industry since 1969. Mr. David Carter, a Vice President of BFS, has been primarily responsible for the day-to-day provision of subadvisory services to the Fund since March 6, 1996. Mr. Carter has worked as a real estate analyst since 1992.

         As compensation for its subadvisory services, PMC will pay BFS a subadvisory fee equal to 0.25% per annum of the Fund's average daily net assets up to $27 million and 0.50% of average daily net assets in excess of $27 million. After written notice to BFS, the subadvisory fee payable by PMC to BFS would be reduced proportionally to the extent that the net management fee earned by PMC is reduced for any reason, including the application of PMC's voluntary expense limitation agreement.

         The executive offices of BFS are located at 101 Arch Street, Boston, Massachusetts 02110. BFS has not previously served as an investment adviser or subadviser to a registered investment company, however, on March 5, 1996, at a Special Meeting of the Shareholders, BFS was approved as the investment subadviser to the Real Estate Growth Portfolio of Pioneer Variable Contracts Trust. BFS is a registered broker-dealer and may act as a broker in connection with the sale of shares of the Fund under a selling agreement with Pioneer Funds Distributor, Inc. ("PFD").

0396-3217
(C) Pioneer Funds Distributor, Inc.

                                                                  March 11, 1996


                                SUPPLEMENT TO THE
                     STATEMENT OF ADDITIONAL INFORMATION OF
                           PIONEER REAL ESTATE SHARES
                             dated January 18, 1996

         At a Special Meeting of Shareholders held on March 5, 1996, Boston Financial Securities, Inc. ("BFS") was approved by Shareholders as the Fund's subadviser with regard to the real estate industry. Pioneering Management Corporation ("PMC"), as the Fund's investment adviser, will act on the advice provided by BFS. The following information supplements the corresponding section of the Statement of Additional Information. Please consult the Statement of Additional Information for the full text of the section.

MANAGEMENT OF THE FUND

Mr. Fred N. Pratt, Jr., Trustee, Date of Birth:  December 1944
Boston Financial, 101 Arch Street, Boston, Massachusetts 02110
         President and Chief Executive officer of Boston Financial, Director of BFS, Vice President of Pioneer Variable Contracts Trust - Real Estate Growth Portfolio.

ADVISORY SERVICES

The Subadviser. Boston Financial Securities, Inc. ("BFS"), 101 Arch Street, Boston, Massachusetts, serves as the Fund's subadviser. The subadvisory agreement among the Fund, PMC and BFS expires on May 31, 1997 but is renewable annually after such date by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract of interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned may be terminated with penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of 60 days' written notice.

         As compensation for its subadvisory services, PMC will pay BFS a subadvisory fee equal to 0.25% per annum of the Fund's average daily net assets up to $27 million and 0.50% of average daily net assets in excess of $27 million. The fee is normally computed daily and paid monthly. After written notice to BFS, the subadvisory fee payable by PMC to BFS will be reduced proportionally to the extent that the net management fee earned by PMC is reduced for any reason, including PMC's voluntary expense limitation agreement.

         As of December 31, 1995, the following individuals owned beneficially more than 10% of the outstanding common stock of BFS: Randolph G Hawthorne (10.53%), Fred N. Pratt, Jr. (12.17%), William B Haynsworth (10.96%), Alvin H. Howell (11.29%). The address for each of these individuals is BFS, 101 Arch Street, Boston, Massachusetts 02110.

                                                                   0396-3217-SAI
                                             (C) Pioneer Funds Distributor, Inc.